UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report: May 12, 2020
(Date of earliest event reported)
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BLOOM ENERGY CORPORATION
(Exact name of Registrant as specified in its charter)
001-38598
Commission File Number
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Delaware	77-0565408
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

4353 North First Street, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

408 543-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class(1)	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.0001 par value	“BE”	New York Stock Exchange

(1)	Our Class B Common Stock is not registered but is convertible into shares of Class A Common Stock at the election of the holder.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Bloom Energy was held on May 12, 2020 (the “Annual Meeting”). Holders of our Class A common stock were entitled to one vote for each share held as of the close of business on March 16, 2020 (the “Record Date”) and holders of our Class B common stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A common stock and Class B common stock voted as a single class on all proposals voted on at the Annual Meeting. A total of 70,504,801 votes of Class A common stock and a total of 265,946,940 votes of Class B common stock were represented at the meeting in person or by proxy, representing 76.64% of the voting power of the Class A common stock and the Class B common stock (voting together as a single class) entitled to vote at the Annual Meeting, which constituted a quorum. The voting results for each item of business properly presented at the Annual Meeting, as certified by Bloom Energy’s independent inspector of elections, are set forth below:

Proposal No. 1	The election of three (3) Class II directors for a term of three years.

Name	For	Against	Abstain	Broker Non-Vote
Mark K. Bush	282,348,244	19,889,533	258,073	33,955,171
Jeffrey Immelt	287,906,107	14,512,615	77,128	33,955,171
Eddy Zervigon	281,283,524	20,942,935	269,391	33,955,171

Proposal No. 2	The proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstain
335,338,107	857,013	255,901

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOOM ENERGY CORPORATION

Date:	May 13, 2020	By:	/s/ Shawn Soderberg
Shawn M. Soderberg
EVP, General Counsel and Secretary